ACCOUNTS RECEIVABLE (Details) - CAD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Accounts Receivable
Accrued revenue	$ 142,048	$ 118,821
Accounts receivable - trade	37,736	30,252
Allowance for doubtful accounts	(3,665)	(3,867)
Total accounts receivable, net of allowance for doubtful accounts	$ 176,119	$ 145,206